                                                                    EXHIBIT 24.1
CONFORMED

                               POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Robert J. Colacicco and Gregory M. DiPaolo and each of them, as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion on Form AC and the Registration Statement on Form SB-2, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision of the Department of the Treasury ("OTS") , the New Jersey Department of Banking or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents ot their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Application for Conversion on Form AC and the Registration Statement on Form SB-2 have been duly signed by the following persons in the capacities and on the dates indicated.

     NAME                                               DATE
     ----                                               ----


/s/ Robert J. Colacicco                                 October 9, 1998
----------------------------------------
Robert J. Colacicco
President, Chief Executive Officer
and Director
(principal executive officer)
South Jersey Financial Corporation, Inc.

President, Chief Executive Officer
and Director
(principal executive officer)
South Jersey Savings and Loan Association


/s/ Gregory M. DiPaolo                                  October 9, 1998
----------------------------------------
Gregory M. DiPaolo
Executive Vice President, Treasurer,
Chief Operating Officer and Director
(principal financial officer)
South Jersey Financial Corporation, Inc.

Executive Vice President, Treasurer,
Chief Operating Officer and Director
(principal financial officer)
South Jersey Savings and Loan Association

/s/ Joseph M. Sidebotham                                October 9, 1998
---------------------------------------
Joseph M. Sidebotham
Corporate Secretary and Chief Accounting Officer
(principal accounting officer)
South Jersey Financial Corporation, Inc.

Senior Vice President and Controller
(principal accounting officer)
South Jersey Savings and Loan Association



/s/ Richard W. Culbertson, Jr.                          October 9, 1998
---------------------------------------
Richard W. Culberton, Jr.
Chairman of the Board and Director
South Jersey Financial Corporation, Inc.

Chairman of the Board and Director
South Jersey Savings and Loan Association



/s/ Arthur E. Armitage, Jr.                             October 9, 1998
---------------------------------------
Arthur E. Armitage, Jr.
Director
South Jersey Financial Corporation, Inc.

Director
South Jersey Savings and Loan Association



/s/ John V. Field                                       October 9, 1998
---------------------------------------
John V. Field
Director
South Jersey Financial Corporation, Inc.

Director
South Jersey Savings and Loan Association



/s/ Richard G. Mohrfeld                                 October 9, 1998
---------------------------------------
Richard G. Mohrfeld
Director
South Jersey Financial Corporation, Inc.

Director
South Jersey Savings and Loan Association

/s/ Martin Rosner                                       October 9, 1998
---------------------------------------
Martin Rosner
Director
South Jersey Financial Corporation, Inc.

Director
South Jersey Savings and Loan Association



/s/ Ronald L. Woods                                     October 9, 1998
---------------------------------------
Ronald L. Woods
Director
South Jersey Financial Corporation, Inc.

Director
South Jersey Savings and Loan Association